Exhibit 10.22
AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT
     AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT (this “Amendment”) is made and entered into as of July 17, 2006, among DB Structured Products, Inc. (“DBSP” or the “Committed Buyer”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport”), Gemini Securitization Corp., LLC (“Gemini” and, together with Aspen and Newport, each a “Noncommitted Buyer” and collectively, the “Noncommitted Buyers” and, together with the Committed Buyer, each a “Buyer” and collectively, the “Buyers”), and New Century Mortgage Corporation (“NCMC”), New Century Credit Corporation (“NC Credit”), Home123 Corporation (“Home123”) and NC Capital Corporation (“NCCC”; together with NCMC, NC Credit and Home123, each a “Seller” and collectively, the “Sellers”).
WITNESSETH :
     WHEREAS, the Seller and the Buyers are parties to a certain Master Repurchase Agreement dated as of September 2, 2005 (the “Existing Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”); and
     WHEREAS, the parties hereto desire to further amend the Existing Agreement in the manner, and on the terms and conditions, herein provided.
     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:
     1. Definitions. Unless otherwise defined herein, all terms used herein which are defined in the Existing Agreement shall have the meanings assigned thereto in the Existing Agreement.
     2. Amendment to Existing Agreement.
     (a) Section 1 of the Existing Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
     “50/30 Mortgage Loan” shall mean a Mortgage Loan which provides for amortization of the principal thereof over a 30 year period based on a 50 year amortization schedule.
     “40/30 Mortgage Loan” shall mean a Mortgage Loan which provides for amortization of the principal thereof over a 30 year period based on a 40 year amortization schedule.
     “40 Year Mortgage Loan” shall mean a Mortgage Loan (other than a 40 year Option ARM Mortgage Loan) which provides for amortization of the principal thereof over a 40 year period.
     “40 Year Option ARM Mortgage Loan” shall mean an Option ARM Mortgage Loan which provides for amortization of the principal thereof over a 40 year period.

     (b) Schedule B to the Existing Agreement is hereby amended by:
     (i) deleting paragraph (n) thereof and substituting, in lieu thereof, the following:
(n)	LTV. Each first lien Mortgage Loan has an LTV less than or equal to 100%. Each Mortgage Loan either (i) has a CLTV less than or equal to 100% or (ii) (A) has a CLTV less than or equal to 105%, (B) has been underwritten and closed according to the standards associated with a Fannie Mae-approved program or CitiMortgage, Inc.-approved program or a program of another investor acceptable to the Committed Buyer, as evidenced by a written approval from the Committed Buyer, and (C) is covered by a mandatory takeout commitment or other takeout commitment with locked pricing from Fannie Mae, CitiMortgage, Inc. or other investor acceptable to the Committed Buyer (and the related Seller has provided to the Committed Buyer documentation satisfactory in form and substance to the Committed Buyer evidencing such takeout commitment).
     (ii) deleting the following sentence of paragraph (t):
The Mortgage Note (unless it evidences an Interest-Only Mortgage Loan, Balloon Loan, HELOC or One Time Close Loan) is payable on the first day of each month in equal monthly installments of principal and interest (which interest is calculated and payable in arrears), which installments of principal are sufficient to amortize the Mortgage Loan fully by the stated maturity date over an original term of not more than 30 years from commencement of amortization.
and substituting, in lieu thereof, the following:
The Mortgage Note (unless it evidences an Interest-Only Mortgage Loan, Balloon Loan, HELOC, One Time Close Loan, Option ARM Mortgage Loan, 40/30 Mortgage Loan, 50/30 Mortgage Loan or 40 Year Mortgage loan) is payable on the first day of each month in equal monthly installments of principal and interest (which interest is calculated and payable in arrears), which installments of principal are sufficient to amortize the Mortgage Loan fully by the stated maturity date over an original term of not more than 30 years from commencement of amortization. The Mortgage Note (if it evidences a 40 Year Option ARM Mortgage Loan or 40 year Mortgage Loan) is payable on the first day of each month in installments of principal and interest (which interest is calculated and payable in arrears), which installments are sufficient to amortize the Mortgage Loan fully by the stated maturity date over an original term of not more than 40 years from commencement of amortization. When installments of principal on each Mortgage Note which evidences an Option ARM Mortgage Loan (other than a 40 Year Option ARM Mortgage Loan), 40/30 Mortgage Loan or 50/30 Mortgage Loan become payable, such installments will be payable in installments of principal (potentially including a balloon payment) sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years after funds were disbursed in connection with the Mortgage Loan.

     and (iii) deleting paragraph (tt) and substituting, in lieu thereof, the following:
(tt)	FICO Score. In the case of a Subprime Mortgage Loan, the FICO score of the related Mortgagor was at least 500 on the Origination Date. In the case of an Alt-A Mortgage Loan, either (i) the FICO score of the related Mortgagor was at least 600 on the Origination Date or (ii) such Alt-A Mortgage Loan meets the underwriting criteria of a takeout investor acceptable to the Committed Buyer. In the case of an Option ARM Mortgage Loan, the FICO score of the related Mortgagor was at least 620 on the Origination Date.
     3. Limitations. The amendments set forth in Section 2 above are limited precisely as written and shall not be deemed to (x) be a consent to any waiver of, or modification of, any other term or condition of the Existing Agreement, or any of the documents referred to therein or (y) prejudice any right or rights which the Buyers may now have or may have in the future under or in connection with the Master Repurchase Agreement, or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Existing Agreement shall remain in full force and effect.
     4. Fees and Expenses. The Seller agrees to promptly pay after being billed by a Buyer any legal fees and expenses incurred by such Buyer in connection with the preparation and execution of this Amendment.
     5. Representations and Warranties. Each of the parties hereto severally represents and warrants that all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) prior to the entering into of this Amendment to constitute this Amendment and the Existing Agreement as amended hereby the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.
     6. Effectiveness. This Amendment shall become effective as of July 17, 2006, when:
     (a) each of the parties hereto shall have executed a counterpart hereof and delivered the same to the Buyers;
     (b) NCFC shall have executed a Consent and Acknowledgment, substantially in the form of Annex A hereto, and delivered the same to the Buyers;
     (c) the Buyers shall have received executed counterparts of Amendment No. 1 to the Fee Letter; and
     (d) the Buyers shall have received any other documents relating to this Amendment reasonably requested by the Buyers.
     7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8. Counterparts. This Amendment may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BUYERS: DB STRUCTURED PRODUCTS, INC.
By:	/s/ Glenn Minkoff
	Name:	Glenn Minkoff
	Title:	Director

By:	/s/ John McCarthy
	Name:	John McCarthy
	Title:	Authorized Signatory

ASPEN FUNDING CORP.
By:	/s/ Evelyn Echevarria
	Name:	Evelyn Echevarria
	Title:	Vice President

NEWPORT FUNDING CORP.
By:	/s/ Evelyn Echevarria
	Name:	Evelyn Echevarria
	Title:	Vice President

GEMINI SECURITIZATION CORP., LLC
By:	Gemini Member Corp., as sole member

By:	/s/ R. Douglas Donaldson
	Name:	R. Douglas Donaldson
	Title:	Treasurer

SELLERS: NEW CENTURY MORTGAGE CORPORATION
By:	/s/ Brad A. Morrice
	Name:	Brad A. Morrice
	Title:	President and CEO

NEW CENTURY CREDIT CORPORATION
By:	/s/ Brad A. Morrice
	Name:	Brad A. Morrice
	Title:	CEO

HOME123 CORPORATION
By:	/s/ Brad A. Morrice
	Name:	Brad A. Morrice
	Title:	Chairman and CEO

NC CAPITAL CORPORATION
By:	/s/ Brad A. Morrice
	Name:	Brad A. Morrice
	Title:	Chairman and CEO